UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2025

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the fourth quarter of 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Ocugen, Inc. (the “Company”) conducted a review, with its compensation consultant, of total equity ownership of the Company’s Chief Executive Officer, Dr. Shankar Musunuri, as compared to founder chief executive officers in the Company’s peer group. On December 12, 2025, upon recommendation of the Compensation Committee, the Board approved an additional award of 9,369,604 Performance Restricted Stock Units (the “PSUs”) to Dr. Musunuri, in addition to Dr. Musunuri’s regular annual equity award, to be granted on January 2, 2026.

The PSUs are subject to a three year performance period ending December 31, 2028 (the “Performance Period”) and will vest upon the Compensation Committee’s determination of the Company’s achievement of certain performance milestones as follows: (i) two-thirds of the PSUs will vest upon certain regulatory milestones and (ii) one-third of the PSUs will vest upon the achievement of a stock performance related milestone, in each case during the Performance Period. The performance milestones may be achieved (and the PSUs earned) at any time during the Performance Period, and the PSUs will vest and be settled in shares of the Company’s Common Stock at such time as the Compensation Committee certifies that an applicable performance milestone has been achieved, subject to Dr. Musunuri’s continued service with the Company through the applicable achievement date. Any PSUs for which a performance milestone has not been achieved by the end of the Performance Period will be cancelled and forfeited. Upon any termination of service, any portion of the PSUs that is unvested and unearned as of the termination date will be forfeited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2025

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder